Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Revolving Credit and Security Agreement (the “Amendment”) is made as of this 29th day of March, 2019 by and among SMTC Corporation, a Delaware corporation (“SMTC”), SMTC Manufacturing Corporation of California, a California corporation (“SMTC California”), SMTC Mex Holdings, Inc., a Delaware corporation (“SMTC Mex”), HTM Holdings, Inc., a Delaware corporation (“HTM”), MC TEST SERVICE, INC., a Florida corporation (“MC Test”), MC ASSEMBLY INTERNATIONAL LLC, a Delaware limited liability company (“MC Assembly International”), MC ASSEMBLY LLC, a Delaware limited liability company (“MC Assembly” and together with SMTC, SMTC California, SMTC Mex, HTM, MC Test, and MC Assembly International, and each other Person joined hereto as a borrower from time to time, each a “Borrower” and collectively the “Borrowers”), the financial institutions which are now or which hereafter become a party to the Credit Agreement (each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

A.                On November 8, 2018, Borrowers, Lenders and Agent entered into, inter alia, a certain Amended and Restated Revolving Credit and Security Agreement (as same has been or may be amended, modified, supplemented, renewed, extended, replaced or substituted from time to time, the “Credit Agreement”) to reflect certain financing arrangements between the parties thereto.

B.                 The Borrowers have requested, and the Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to modify certain definitions, terms and provisions of the Credit Agreement.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.                  Definitions.

(a)               Interpretation. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. In the case of a direct conflict between the provisions of the Credit Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern and control.

2.                  Amendment. Section 6.5(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(a)               Senior Leverage Ratio. Cause to be maintained a Senior Leverage Ratio of not greater than the ratio set forth below as of the end of each fiscal quarter set forth below during the term of this Agreement, in each case, on a trailing twelve month basis:

Fiscal Quarter End	Senior Leverage Ratio
December 31, 2018	4.00x
March 31, 2019	3.75x
June 30, 2019	3.25x
September 30, 2019	2.90x
December 31, 2019	2.55x
March 31, 2020	2.40x
June 30, 2020	2.40x
September 30, 2020	2.20x
December 31, 2020	2.00x
March 31, 2021	1.90x
June 30, 2021	1.90x
September 30, 2021	1.75x
December 31, 2021	1.75x
March 31, 2022	1.75x
June 30, 2022	1.75x
September 30, 2022	1.50x
December 31, 2022	1.50x
March 31, 2023	1.50x
June 30, 2023	1.50x
September 30, 2023	1.50x
December 31, 2023	1.50x

3.                  Representations and Warranties. Each Borrower hereby:

(a)             reaffirms all representations and warranties made to Agent and Lenders under the Credit Agreement and all of the Other Documents and confirms that all are true and correct in all respects as of the date hereof as if made on and as of the date hereof, except for representations and warranties which related exclusively to an earlier date, which shall be true and correct in all respects as of such earlier date;

(b)            reaffirms all of the covenants contained in the Credit Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Credit Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c)             represents and warrants that no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the Other Documents;

(d)            represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment and the Equipment Note (defined below) on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)             represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith are valid, binding and enforceable in accordance with their respective terms except as such enforceability may be limited by equitable principles or any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

4.                  Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon:

(a)             execution and delivery of this Amendment by all parties hereto;

(b)            receipt by Agent of an executed copy of the Amendment No. 1 and Waiver to Financing Agreement, in form and substance reasonably satisfactory to Agent;

(c)             on the date of this Amendment and after giving effect hereto, no Default or Event of Default shall exist or shall have occurred and be continuing.

5.                  Further Assurances. Borrowers hereby agree to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

6.                  Waivers. Pursuant to the request of the Loan Parties and in reliance upon the representations and warranties of the Loan Parties described herein, the Agent and the Lenders hereby waive all Defaults and Events of Default identified on Schedule I hereto (the "Specified Events of Default").

7.                  Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

8.                  Reaffirmation of Credit Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all of the Other Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

9.                  Acknowledgment of Guarantors. By execution of this Amendment, each Guarantor hereby covenants and agrees that each of its respective Amended and Restated Guaranty and Suretyship Agreements, dated November 8, 2018, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers to Agent and Lenders.

10.              Miscellaneous.

(a)             Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)            Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)             Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)            Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(e)             Counterparts. This Amendment may be executed in any number of counterparts and by facsimile or electronic transmission, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any signature to this Amendment delivered by a party by facsimile or other electronic means of transmission shall be deemed to be an original signature hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

LOAN PARTIES:	SMTC CORPORATION
	By:	/s/ Steve Waszak
	Name:	Steve Waszak
	Title	Chief Financial Officer

SMTC MANUFACTURING CORPORATION OF CALIFORNIA
By:	/s/ Steve Waszak
Name:	Steve Waszak
Title	Chief Financial Officer

SMTC MEX HOLDINGS INC.
By:	/s/ Steve Waszak
Name:	Steve Waszak
Title	Chief Financial Officer

HTM HOLDINGS, INC.
By:	/s/ Steve Waszak
Name:	Steve Waszak
Title	Chief Financial Officer

MC TEST SERVICE, INC.
By:	/s/ Steve Waszak
Name:	Steve Waszak
Title	Chief Financial Officer

MC ASSEMBLY INTERNATIONAL LLC
By:	/s/ Steve Waszak
Name:	Steve Waszak
Title	Chief Financial Officer

MC ASSEMBLY LLC
By:	/s/ Steve Waszak
Name:	Steve Waszak
Title	Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]

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AGENT AND LENDERS:	PNC BANK, NATIONAL ASSOCIATION,
	By:	/s/ Jason T. Sylvester
	Name:	Jason T. Sylvester
	Title	Vice President

Revolving Commitment Amount: $45,000,000
Revolving Commitment Percentage: 100%

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]

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